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                                                                   Exhibit 10.12

                            SECOND AMENDMENT OF LEASE

This Second Amendment of Lease made this 27th day of May, 1999 by and between the HEGA Realty Trust, with an address of c/o Dirigo Management Company, One City Center, Portland, Maine, 04101 ("Landlord"), and Systems Consulting Company, Inc. having a mailing address of 537 Congress Street, Suite 500, Portland, Maine 04101 ("Tenant").

WHEREAS, Landlord and Tenant entered into a lease dated May 24, 1996 (the "Original Lease") with respect to Tenant's occupancy of 22,991 square feet known as Suites 500, 501, and 404 (the Premises") located at 537 Congress Street, Portland, Maine; and

WHEREAS, Suite 533 located at 533 Congress Street consisting of 5,265 square feet has also been leased as described in "First Amendment of Lease" (collectively, with the Original Lease, the "Lease"); and

WHEREAS, Landlord and Tenant entered into a lease dated September 25, 1997 (the "Second Lease"), with respect to Tenant's occupancy of 830 square feet known as Suite 406 located at 537 Congress Street, Portland, Maine, and the term of the Second Lease ends concurrently with the Original Lease; and

WHEREAS, the parties hereto desire to extend the term of the Lease by one year for Suites 500, 501, 404, and 533 in the building at 537 Congress Street and to include in Tenant's Space under such extended term of the Lease, Suite 406 in the building at 537 Congress;

NOW THEREFORE, for valuable consideration the receipt and sufficiency of which the parties hereby acknowledge, the parties agree effective November 1, 1999, the Lease shall be amended as follows:

1.    In Article I, TERM, the following words shall be substituted;

            "(a) Four (4) Years with respect to all space under the Original Lease;
            (b) For the term commencing March 1, 1999, terminating on October 31, 2000 with respect to Suite 533; and
            (c) For the term commencing November 1, 1999, terminating October 31, 2000 with respect to Suite 406."

2.    In Article I, TENANT'S SPACE, the following words shall be substituted;

            "Suites 500, 501, 404, 406 and 533 (Tenant also has access and use of the basement area from 3/1/99 to 10/31/00)"

3.    In Article I, BASE RENT, the following words shall be substituted;

            "11/1/96 -- 10/31/97:   $11,495.50 per month ($6.00 psf)

             11/1/97 -- 10/31/98:   $15,672.20 per month ($8.18 psf)

             11/1/98 -- 2/28/99:    $19,504.03 per month ($10.18 psf)


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            3/1/99 -- 10/31/99:    $23,014.03 per month ($9.77 psf)

            11/1/99 -- 10/31/00:   $26,073.21 per month ($10.76 psf)"

4. In Article I, RENTABLE FLOOR AREA OF TENANT'S SPACE, the following words shall be added; "Approximately 29,086 square feet"

5. In Article V, LANDLORD COVENANTS, the following words shall be substituted in paragraph (a) "Heating and cooling for suites 500, 501, and 404, for the term ending October 31, 2000; Commencing November 1, 1999, heating and cooling of the Tenant's Space shall be the Tenant's responsibility as provided in Article VI below."

6. In Article VI, TENANT COVENANTS, the following words shall be added to the end of paragraph (a); "Commencing November 1, 1999, for suites 500, 501, 404, 406 and 533, the Tenant agrees to pay for all charges for electricity supplied to the leased premises used for lighting, heating, ventilating and air conditioning (HVAC)."

Except as otherwise expressly amended, modified and provided for in this Amendment, all of the terms and conditions of said Lease are hereby ratified and shall be deemed to be incorporated herein and made a part hereto and shall continue full force and effect. This document contains all the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealing between them with respect to such subject matters.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals in two counterpart copies, each of which counter copy shall be deemed an originals for all purposes, as of the date and year above written


/s/ [ILLEGIBLE]                           /s/ Peter S. Skapinsky         5/27/99
-------------------------------           --------------------------------------
Witness                                   LANDLORD: HEGA REALTY TRUST       Date
                                          By: Peter S. Skapinsky
                                          Authorized Agent for HEGA Realty Trust


/s/ Cheryl O. Tumlin                      /s/ Philip M. St. Germain      5/27/99
-------------------------------           --------------------------------------
Witness                                   Systems Consulting Company        Date
                                          By: Philip M. St. Germain
                                          Its: Chief Financial Officer


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